SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 18, 2000


                             CENTRAL BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Massachusetts                    0-25251               04-3447594
---------------------------------     ---------------         ---------------
(State or other jurisdiction           (Commission           (I.R.S. employer
      of incorporation)                file number)         identification no.)



              399 Highland Avenue, Somerville, Massachusetts     02144
             ---------------------------------------------------------------
             (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code:(617) 628-4000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
---------------------

         On December 18, 2000, the Registrant announced that it was commencing an open-market stock repurchase program to purchase up to 84,458 shares of the Registrant's common stock, which represents approximately 5% of the shares currently outstanding. For further information, reference is made to the Registrant's press release dated December 18, 2000, which is attached hereto as
Exhibit 99, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

         The following is a list of exhibits filed with this Current Report on Form 8-K.

  Exhibit No.              Description
  ----------               -----------

     99                   Press Release

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CENTRAL BANCORP, INC.



Date:  December 21, 2000              By: /s/ John D. Doherty
                                          ------------------------------------
                                          John D. Doherty
                                          President